UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K

[X]  Current Report Pursuant to Section 13 or 15(d) of the
     Securities Exchange Act of 1934
     Date of Report (Date of earliest event reported)
                          June 6, 2000
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              Frozen Food Express Industries, Inc.
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                 Commission File Number 1-10006
     (Exact name of registrant as specified on its charter)

          Texas                                   75-1301831
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(State or other jurisdiction of    (IRS Employer Identification No.)
 incorporation or organization)


1145 Empire Central Place   Dallas, Texas    75247-4309
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(Address of principal executive offices)     (Zip Code)

                         (2l4) 630-8090
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      (Registrant's telephone number, including area code)

                              None
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 (Former name, former address and former fiscal year, if changed since last report)


                              INDEX

               PART I - FINANCIAL INFORMATION

                                                      Page No.
                                                      --------
Item 1.  Change in Control of Registrant                 N/A

Item 2.  Acquisition or Disposition of Assets            N/A

Item 3.  Bankruptcies or Receiverships                   N/A

Item 4.  Changes in Registrant's Certifying              N/A
         Accountants

Item 5.  Other Events                                      3

Item 6.  Resignations of Registrant's Directors          N/A

Item 7.  Financial Statements and Exhibits                 3

         Exhibit  10.1  Form  of Change  in  Control       4
         Agreement

Item 8.  Change in Fiscal Year                           N/A




Item 5.  OTHER EVENTS

     A. On June 6, 2000, the Registrant has executed certain changes in control agreements ("Agreements") with several of its key executives. Generally, the Agreements provide that a key executive (as named below) will be entitled to receive specified severance benefits equal to 290% of such executive's annual compensation, should such key executive's employment by the Company be terminated within 12 months of the occurrence of a change in control, as defined by the Agreements. The form of such Agreement are filed as
          Exhibit 10.1 to this current report on Form 8-K.


                  Name                             Position
          ---------------------           ------------------------------
          Stoney M. Stubbs,Jr.            President and Chief Executive
                                          Officer

          Charles G. Robertson            Executive Vice President and
                                          Chief Operating Officer

          John T. Bailey                  Senior Vice President of
                                          Operations

          F. Dixon McElwee, Jr.           Senior Vice President and
                                          Chief Financial Officer

          S. S.  McKenney, III            President - W & B Refrigeration
                                          Service Company, Inc.

          Edgar Eldridge                  President - American Eagle Lines

          S. Russell Stubbs               President - Lisa Motor Lines, Inc.

     B. On June 14, 2000, The Board of Directors approved an amendment to the Registrant's Bylaws. The amendment is as follows:
          1.   Set the number of directors at nine (9) persons

          2.   Provide that there shall be three (3)
               classes of three (3) directors elected at the Registrant's 2001 annual meeting.
               The classes are segregated as follows:
               i) One class of director shall be elected for a one (1) year term
               ii) another class of director shall be elected for a two (2) year term
               iii) the other class of director shall be elected to
                    a three (3) year term.

          3.   Provide that directors may be removed only for cause.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     C.   Exhibits

          3.1 Amendment, Dated June 14, 2000, to Bylaws of Frozen Food Express Industries, Inc.

          10.1 Form of Change in Control Agreement






SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            FROZEN FOOD EXPRESS INDUSTRIES, INC.
                            -----------------------------------
                               (Registrant)



June 27, 2000                 By:  /s/ F. Dixon McElwee, Jr.
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                                  F. Dixon McElwee, Jr.
                                   Senior Vice President
                                   Principal Financial
                                   and Accounting Officer